                                                                   EXHIBIT 10.26


      NUMBER: WC2018                                            **4,445** SHARES

                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that FIRST ANALYSIS SECURITIES CORPORATION (FEIN: 36-3158137), 233 South Wacker Drive, Suite 9500, Chicago, IL 60606 (the "holder") is the owner of 4,445 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through JUNE 1, 2001, (the "exercise date") at an exercise price of $4.50 per Warrant and subject to the terms, conditions and limitations set forth herein. The shares of Common Stock underlying these Warrants shall have "piggy back registration rights" as set forth in a Registration Rights Agreement dated May 28, 1996 by and between Company and Holder. The effective date of these warrants is June 27, 1996.


As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for investment only and not with a view to the resale or distribution thereof and
(ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 27th day of June, 1996.




               __________________________________________________
                               SecretaryPresident
                             (Apply Corporate Seal)

                                  SCHEDULE I
                               to Exhibit 10.26


                                                  Issue           Expiration          Warrant          Warrants
               Name                               Date               Date              Price            Issued
Kyoto Securities, Ltd.                            06/27/96        06/30/01             4.50             166,943
First Analysis Securities Corp.                   06/27/96        06/30/01             4.50               4,445
Steven Bouck                                      06/27/96        06/30/01             4.50               3,555
Michael Simplenski                                06/27/96        06/30/01             4.50                 889




































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